                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2007

                                  MISONIX, INC.
             (Exact name of registrant as specified in its charter)

         New York                          1-10986               11-2148932
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
    incorporation)                                          Identification No.)

                1938 New Highway, Farmingdale, NY          11735
             (Address of principal executive offices)   (Zip Code)

        Registrant's telephone number, including area code (631) 694-9555

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

             On February 12, 2007, MISONIX, INC. ("Misonix") issued a press release announcing its financial results for the quarter ended
             December 31, 2006. The press release is attached hereto as Exhibit
             99.1. This information shall not be deemed "filed" for purposes of
             Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Misonix, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01    Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit 99.1 Press Release of MISONIX, INC., dated February 12, 2007

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2007                 MISONIX, INC.

                                        By: /s/ Richard Zaremba
                                            ------------------------------------
                                            Richard Zaremba
                                            Senior Vice President and
                                            Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.  Description
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99.1         Press Release of MISONIX, INC., dated February 12, 2007

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